SEC FILE NO. 02-91302
                                                           SEC FILE NO. 02-48906
                                                           SEC FILE NO. 33-56094
                                                           SEC FILE NO. 02-34552
                                                           SEC FILE NO. 33-67852

                                  PILGRIM FUNDS

                      Supplement dated January 22, 2001 to
                  the Class A, B, C, M and T Income Prospectus
                             dated November 1, 2000

1. PROPOSED FUND REORGANIZATIONS

     On November 2, 2000, the Board of Directors/Trustees of the Pilgrim Funds approved proposals to reorganize the following Disappearing Funds into the following Surviving Funds (the "Reorganizations"):

                DISAPPEARING FUND                           SURVIVING FUND
                -----------------                           --------------
     Pilgrim Government Securities Income Fund       Pilgrim GNMA Income Fund
     Pilgrim High Total Return Fund                  Pilgrim High Yield Fund II
     Pilgrim High Total Return Fund II               Pilgrim High Yield Fund II

     The proposed Reorganizations are subject to the approval of shareholders of the Disappearing Funds. If shareholder approval is obtained, it is expected that the Reorganizations will take place in the first quarter of 2001.

2. EXCHANGES

     Effective November 6, 2000, the following disclosure supplements the disclosure under "Shareholder Guide -- Transaction Policies -- Exchanges" on pages 29-30 of the Prospectus:

     You may also exchange shares of a Fund for shares of the same class of any ING Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

3. CHANGE IN DESCRIPTION OF INVESTMENT STRATEGIES FOR PILGRIM GNMA INCOME FUND

     Effective January 16, the following disclosure will replace the disclosure under "Pilgrim GNMA Income Fund -- Investment Strategy" on page 6 of the
Prospectus:

     Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA (Ginnie Mae) Certificates. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities, and in securities issued by the following agencies and instrumentalities of the U.S.
     Government: the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securities of any maturity, although the portfolio manager expects to invest in long-term debt instruments.

     Although FNMA and FHLMC are government-sponsored enterprises, their securities are not backed by the full faith and credit of the United States. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE